                                                                    Exhibit 24.1



                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson HBOC, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Nancy A. Miller his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director and/or officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company's Common Stock that may be issued in connection with the assumption of stock option plans and employee stock purchase plans of HBO & Company in accordance with the terms of the Merger Agreement dated October 17, 1998 as amended November 9, 1998, among HBO & Company, McKesson Merger Sub, Inc. and McKesson Corporation, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


SIGNATURE                                     TITLE
---------                                     -----

/s/ Mark A. Pulido
________________________          President, Chief Executive Officer and
    Mark A. Pulido                Director (principal executive officer)

/s/ Charles W. McCall
________________________          Chairman of the Board of Directors
    Charles W. McCall             and Director

/s/ Richard H. Hawkins
________________________          Senior Vice President and Chief Financial
    Richard H. Hawkins            Officer (principal financial officer)

/s/ Heidi E. Yodowitz
________________________          Controller
    Heidi E. Yodowitz             (principal accounting officer)

/s/ Alfred C. Eckert III
________________________          Director
    Alfred C. Eckert III

/s/ Tully M. Friedman
________________________          Director
    Tully M. Friedman

/s/ Alton F. Irby III
________________________          Director
    Alton F. Irby III

/s/ Gerald E. Mayo
________________________          Director
    Gerald E. Mayo

/s/ James V. Napier
________________________          Director
    James V. Napier

/s/ Carl E. Reichardt
________________________          Director
    Carl E. Reichardt

/s/ Alan Seelenfreund
________________________          Director
    Alan Seelenfreund

/s/ Jane E. Shaw
________________________          Director
    Jane E. Shaw





Dated:    January 12, 1999